UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2007 (April 3, 2007)

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 782-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K/A (Amendment No. 2) amends and supplements the Current Report on Form 8-K/A (Amendment No. 1) filed by Plug Power Inc. on June 18, 2007 to include in the audited financial statements for Cellex Power Products, Inc. (“Cellex”) cumulative financial information for Cellex, from inception on October 1, 1998 to December 31, 2006, which is required under United Stated generally accepted accounting principles). This cumulative financial information was omitted from the Current Report on Form 8-K/A (Amendment No. 1). In addition, certain clerical errors have been corrected in the unaudited condensed combined pro forma financial statements. No other amendments to the Form 8-K/A (Amendment No. 1) are being made by this Form 8-K/A (Amendment No. 2).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited consolidated financial statements for Cellex Power Products, Inc. as of and for the year ended December 31, 2006, and for the period from October 1, 1998 to December 31, 2006, which are included in Exhibit 99.1 hereof and are incorporated herein by reference.

(b) Pro Forma Condensed Financial Information.

Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2006 which are included in Exhibit 99.2 hereof and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Independent Auditors

99.1	Consolidated financial statements for Cellex Power Products, Inc. as of and for the year ended December 31, 2006 and for the period October 1, 1998 to December 31, 2006.

99.2	Unaudited pro forma condensed combined financial statements for Plug Power Inc. for the year ended December 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 22, 2007	By:	/s/ Roger B. Saillant
Roger B. Saillant
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditors

99.1	Consolidated financial statements for Cellex Power Products, Inc. as of and for the year ended December 31, 2006 and for the period October 1, 1998 to December 31, 2006.

99.2	Unaudited pro forma condensed combined financial statements for Plug Power Inc. as at and for the year ended December 31, 2006

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